CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - RUB (₽) ₽ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Profit for the year	₽ 64,269	₽ 62,073	₽ 55,099
Items that may be reclassified subsequently to profit or loss:
Reclassification to profit and loss due to Disposal of VF Ukraine (Note 11)			7,947
Exchange differences on translating foreign operations	1,102	1,840	1,134
Net fair value (loss) / gain on financial instruments			(237)
Items that may be reclassified subsequently to profit or loss:
Exchange differences on translating foreign operations in associates	95	(196)	(413)
Other comprehensive income for the year, net of income tax	1,197	1,644	8,431
Total comprehensive income for the year	65,466	63,717	63,530
Total comprehensive income for the year attributable to:
Owners of the Company	64,670	63,056	62,672
Non-controlling interests	₽ 796	₽ 661	₽ 858